SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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                               October 23, 2003
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               Date of Report (Date of earliest event reported)


                                 Pinnacor Inc.
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            (Exact Name of Registrant as Specified in its Charter)


        Delaware                000-30309               13-4042678
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    (State or Other       (Commission File No.)     (I.R.S. Employer
    Jurisdiction of                                 Identification No.)
    Incorporation)


     601 West 26th Street
     13th Floor
     New York, NY                                          10001
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   (Address of Principal Executive Offices)              (Zip Code)


                                (212) 691-7900
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             (Registrant's telephone number, including area code)


                                     None
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         (Former Name or Former Address, if Changed Since Last Report)



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Item 7.  Exhibits

         (c)      Exhibits

         Exhibit 99.1 Press Release of Pinnacor Inc. dated October 23, 2003 reporting financial results for the third quarter of 2003


Item 12.  Disclosure of Results of Operations and Financial Condition

On October 23, 2003 the Registrant will announce its financial results for the third quarter of 2003 in a presentation broadly accessible to the public by dial-in conference call and via webcast.

The following information, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

In addition to financial results determined in accordance with generally accepted accounting principles ("GAAP"), Pinnacor utilizes non-GAAP financial measures (within the meaning of Regulation G promulgated by the Securities and Exchange Commission) in its third quarter 2003 press release and conference call. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for or superior to GAAP results. Non-GAAP financial measures are used because management believes this information provides investors useful information in evaluating the results of the continuing operations and believes that this information provides the users of the financial statements a valuable insight into the operating results of Pinnacor. The non-GAAP measure of adjusted EBITDA is presented to supplement the consolidated financial statements in accordance with GAAP. Pinnacor defines adjusted EBITDA as operating loss excluding depreciation and amortization, restructuring and asset abandonment charges, stock-based compensation and transaction related charges. Specifically, management believes that adjusted EBITDA is of interest to its investors because Pinnacor excludes these costs when analyzing operations. Adjusted EBITDA does not represent cash flow from operations, as defined by GAAP. Adjusted EBITDA should not be considered a substitute for net income or loss, or as an indicator of operating performance or whether cash flows will be sufficient to fund cash needs.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of the Registrant, dated October 23, 2003, reporting the Registrant's financial results for the third quarter of 2003.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   PINNACOR INC.


                                                   By: /s/ David Obstler
                                                       -----------------------
                                                   David Obstler
                                                   Chief Financial Officer and
                                                   EVP of Corporate Development
                                                   and Strategy

Date:  October 23, 2003

                                 EXHIBIT INDEX


    Exhibit No.        Description

      99.1 Press Release dated October 23, 2003 reporting financial results of the Registrant for the third quarter of 2003.